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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 10, 2000


                                  Netzee, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Georgia                        0-27925                58-2488883
---------------------------------      -------------         -------------------
  (State or other jurisdiction         (Commission            (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


            6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (770) 850-4000
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                                       N/A
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

On November 10, 2000, pursuant to the terms of the Asset Purchase Agreement dated September 29, 2000, as amended, by and among Netzee, Inc. ("Netzee"), John
H. Harland Company, a Georgia corporation ("Harland"), Concentrex Incorporated, an Oregon corporation and a wholly owned subsidiary of Harland ("Concentrex"), MoneyScape Holdings, Inc., an Oregon corporation and a wholly owned subsidiary of Concentrex ("MoneyScape"), and Meca Software, L.L.C., a Delaware limited liability company and a wholly owned subsidiary of Concentrex and MoneyScape ("Meca"), Netzee consummated its acquisition of certain assets of Harland's Internet banking and bill payment businesses and assumed certain liabilities related to those businesses. As consideration for this acquisition, Netzee issued 4.4 million shares of Netzee common stock valued at $17.6 million. The amount of the consideration was determined based upon arm's length negotiations.

On September 29, 2000, Netzee borrowed $5 million from Harland pursuant to the terms of a promissory note. The note bears interest at a rate of prime plus 2% per year and is secured by substantially all of Netzee's assets. Accrued interest under the note is payable quarterly beginning January 1, 2001. The principal balance is payable at maturity on September 29, 2005. Subsequent to September 29, 2002, Harland has the right to demand full payment of the note and all accrued interest with 30 days' notice. The proceeds from the note are being used to fund working capital requirements.

Harland is located in Decatur, Georgia and is a leading provider of software solutions, printed products and consulting services to the financial institution market. The assets acquired by Netzee were used to provide Internet banking and bill pay services to financial institutions. Netzee intends to continue to use the acquired assets to engage in these activities.

Harland presently owns approximately 17% of Netzee's common stock. In accordance with the Asset Purchase Agreement, Netzee has caused two representatives designated by Harland to serve on its board of directors, effective as of November 10, 2000. Netzee is required to provide in its proxy statement for its 2001 and 2004 annual meetings for the nomination of Harland's Class II director nominee. Netzee is also required to provide in its proxy statement for its 2001, 2002 and 2005 annual meetings for the nomination of Harland's Class III director nominee. Netzee is only required to nominate the directors selected by Harland at the 2004 and 2005 annual meetings if Harland owns at least 10% of the outstanding shares of the Issuer's Common Stock at the time of the nomination, and shall only be required to nominate the Class II director at the 2004 annual meeting if Harland owns less than 10% but at least 5% of the outstanding shares of Netzee Common Stock at the time of the nomination. In addition, one of the directors designated by Harland and as specified by Harland shall also serve on the compensation committee of Netzee's Board of Directors and the executive committee, if one is established.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         Item No.          Exhibit List

           2.1* Asset Purchase Agreement, dated September 29, 2000, by and among Netzee, Inc., John H. Harland Company, Concentrex Incorporated, Meca Software, L.L.C. and MoneyScape Holdings, Inc. (1)

         2.1.1 Amendment No. 1 to the Asset Purchase Agreement, dated November 10, 2000, by and among Netzee, Inc., John H. Harland Company, Concentrex Incorporated, Meca Software, L.L.C. and MoneyScape Holdings, Inc.

           4.1 Registration Rights Agreement, dated November 10, 2000, by and between Netzee, Inc. and John H. Harland Company.

          10.1 Promissory Note, dated September 29, 2000, from Netzee, Inc., as maker, to John H. Harland Company, as payee, in the principal amount of $5,000,000. (1)

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          99.1             Press Release dated November 10, 2000.

         * Certain schedules and exhibits to this exhibit have been omitted in accordance with the rules of the Securities and Exchange Commission. Netzee, Inc. agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

         (1) Previously filed as an exhibit to Netzee, Inc.'s Form 10-Q for the quarter ended September 30, 2000 as filed with the Securities and Exchange Commission on November 14, 2000, and hereby incorporated by reference herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NETZEE, INC.

Date: November 22, 2000                /s/ Richard S. Eiswirth
                                       ----------------------------------------
                                       Senior Executive Vice President,
                                       Chief Financial Officer and Secretary
                                       (Principal Financial Officer and
                                       Duly Authorized Officer)

Date: November 22, 2000                /s/ Jarett J. Janik
                                       ----------------------------------------
                                       Vice President and Controller
                                       (Principal Accounting Officer)


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                                  EXHIBIT LIST

       Exhibit No.         Description
       -----------         -----------

           2.1* Asset Purchase Agreement, dated September 29, 2000, by and among Netzee, Inc., John H. Harland Company, Concentrex Incorporated, Meca Software, L.L.C. and MoneyScape Holdings, Inc. (1)

         2.1.1 Amendment No. 1 to the Asset Purchase Agreement, dated November 10, 2000, by and among Netzee, Inc., John H. Harland Company, Concentrex Incorporated, Meca Software, L.L.C. and MoneyScape Holdings, Inc.

           4.1 Registration Rights Agreement, dated November 10, 2000 by and between Netzee, Inc. and John H. Harland Company.

          10.1 Promissory Note dated September 29, 2000, from Netzee, Inc., as maker, to John H. Harland Company, as payee, in the principal amount of $5,000,000. (1)

          99.1             Press Release dated November 10, 2000.

         * Certain schedules and exhibits to this exhibit have been omitted in accordance with the rules of the Securities and Exchange Commission. Netzee, Inc. agrees to furnish supplementally a copy of any such omitted schedule or exhibit to the Securities and Exchange Commission upon request.

         (1) Previously filed as an exhibit to Netzee, Inc.'s Form 10-Q for the quarter ended September 30, 2000 as filed with the Securities and Exchange Commission on November 14, 2000, and hereby incorporated by reference herein.